LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT dated as of February 29, 2008 (the “Agreement”) is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Lenders party hereto, the Guarantors and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement dated as of February 28, 2007 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders waive the Applicable Events of Default (as defined below) and continue to make available to the Borrower the Loans provided under the Credit Agreement; and

WHEREAS, the Lenders are willing to provide a limited waiver of the Applicable Events of Default and continue to make Loans to the Borrower during the Waiver Period (as defined below) subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement and the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit. Without limiting the generality of the preceding sentence, each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Guaranteed Obligations, in accordance with, and pursuant to the terms of its Subsidiary Guaranty Agreement. Furthermore, the Loan Parties acknowledge and confirm (c) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (d) by entering into this Agreement, the Lenders do not waive (except as specifically provided in Section 2 hereof) or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

2.	Limited Waiver.

(a)        The Loan Parties acknowledge that (a) an Event of Default may exist under the Credit Agreement as a result of the failure of the Consolidated Companies to comply with the terms of Section 6.3 of the Credit Agreement during the Waiver Period (as defined below) (the “Net Worth Event of Default”) and (b) Events of Default will exist under the Credit Agreement on March 4, 2008 as a result of the failure of the Consolidated Companies to comply with the terms of Sections 6.1 and 6.2 of the Credit Agreement as of the fiscal quarter ending March 4, 2008 (the Events of Default enumerated in (a) and (b) above, the “Applicable Events of Default”).

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(b)       Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby waive the Applicable Events of Default for the period from the date hereof until April 18, 2008 (the “Waiver Period”), whether the Net Worth Event of Default exists as of the date of this Agreement or arises at some other point during the Waiver Period, for all purposes of the Credit Agreement (including, without limitation, Section 3.2(b) thereof). Accordingly, during the Waiver Period, the Administrative Agent, the Issuing Bank and the Lenders shall, subject to the terms and conditions set forth herein, forbear exercising their rights and remedies arising exclusively as a result of the Applicable Events of Default and continue to make Loans and to issue, extend, amend or renew Letters of Credit to the Borrower in accordance with the terms thereof. The limited waiver set forth herein shall be effective only in this specific instance for the duration of the Waiver Period and shall not obligate the Lenders or the Administrative Agent to waive any other Default or Event of Default, now existing or hereafter arising. This limited waiver is limited solely to the Applicable Events of Default, and nothing contained in this Agreement shall (i) modify the Loan Parties’ obligations to comply fully with Section 6.1, 6.2 and 6.3 of the Credit Agreement and all duties, terms, conditions or covenants contained in the Credit Agreement and the other Loan Documents and (ii) be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law. This is a one-time waiver, and the Administrative Agent and the Lenders shall have no obligation to extend the limited waiver or otherwise amend, modify or waive any provision of the Credit Agreement or any other Loan Document at the end of the Waiver Period. The provisions and agreements set forth in this Agreement shall not establish a custom or course of dealing or conduct between the Administrative Agent, the Issuing Bank, any Lender, the Borrower or any other Loan Party.

(c)        The Loan Parties acknowledge and agree that unless the Administrative Agent and the Lenders, in their sole discretion, further amend the Credit Agreement or otherwise agree in writing to continue this limited waiver beyond the Waiver Period, Events of Default will occur under the Credit Agreement as of April 19, 2008, for which no grace period or cure period shall apply, and the Administrative Agent and the Lenders may pursue all rights and remedies available to them under the Credit Agreement, the Loan Documents and applicable law. The Loan Parties further acknowledge and agree that to the extent any Defaults or Events of Default (other than the Applicable Events of Default) now exist or hereafter arise during the Waiver Period, the Administrative Agent, the Issuing Bank and the Lenders may immediately pursue all rights and remedies available to them in respect thereof under the Credit Agreement, other Loan Documents and applicable law.

(d)       The Loan Parties acknowledge and agree that the making of any Loans and the issuance, extension, amendment or renewal of any Letter of Credit pursuant to the Credit Agreement during the Waiver Period does not now, and will not in the future, constitute (i) an agreement or obligation, whether implied or express, on the part of the Lenders to make such Loans or of the Issuing Bank to issue, extend, amend or renew such Letters of Credit in the future after the expiration of the Waiver Period or (ii) a waiver by the Administrative Agent, the Issuing Bank or the Lenders of any of their respective rights or remedies at any time, now or in the future, with respect to any Default or Event of Default (other than the Applicable Events of Default) or the Applicable Events of Default after the expiration of the Waiver Period.

3.         Agreement Regarding Indebtedness. As consideration for the limited waiver set forth in Section 2 above, the Borrower acknowledges that it has not, and agrees that at no time will it, secure any Indebtedness outstanding under the Franchise Facility Credit Agreement or the Senior Note Purchase Agreement unless the Indebtedness in respect of the Credit Agreement is concurrently equally and ratably secured pursuant to an agreement or agreements in form and substance satisfactory to the

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Required Lenders. The Borrower further agrees that any failure by the Borrower to comply with the terms of the immediately preceding sentence shall constitute an immediate Event of Default under Article VIII of the Credit Agreement.

4.         Agreement Regarding Distributions. As further consideration for the limited waiver set forth in Section 2 above, the Borrower agrees that it will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Distribution (as hereinafter defined) in respect of the Borrower or any Subsidiary (other than on account of capital stock or other equity interests of a Subsidiary owned legally and beneficially by the Borrower or a wholly-owned Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Borrower of Securities (as hereinafter defined) which would constitute treasury stock. The Borrower further agrees that any failure by the Borrower to comply with the terms of the immediately preceding sentence shall constitute an immediate Event of Default under Article VIII of the Credit Agreement. For purposes of this Section 4, the term “Distribution” shall mean, in respect of any corporation, association or other business entity (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest) and (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously from the net proceeds of a sale of such stock or other equity interests. For purposes of this Section 4, the term “Securities” shall have the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended from time to time.

5.         Conditions Precedent. This Agreement shall be effective as of the date hereof when all of the conditions set forth below have been satisfied:

(a)        The Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, the Guarantors and the Required Lenders; and

(b)       The Administrative Agent shall have received a fully executed copy, certified by a Responsible Officer of the Borrower as true and complete, of (i) a waiver to the Senior Note Purchase Agreement and (ii) a waiver to the Franchise Facility Credit Agreement, each in form and substance satisfactory to the Administrative Agent.

6.	Miscellaneous.

(a)    Except as herein specifically agreed, the Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)        Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)	The Borrower and each Guarantor hereby represent and warrant as follows:

(i)        Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

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(ii)       This Agreement has been duly executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligations of each of the Loan Parties, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article IV of the Credit Agreement, in the Guaranty and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

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            Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

GUARANTORS:	RTBD, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT TAMPA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT ORLANDO FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RT SOUTH FLORIDA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RTGC, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT WEST PALM BEACH FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT MICHIGAN FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT DETROIT FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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BANK OF AMERICA, N.A.,

as Administrative Agent

By	/s/ Anne M. Zeschke

Name: Anne M. Zeschke

Title: Assistant Vice President

BANK OF AMERICA, N.A.,

as a Lender, an Issuing Bank and

Swingline Lender

By	/s/ John H. Schmidt

Name: John H. Schmidt

Title: Vice President

SUNTRUST BANK,

as a Lender and an Issuing Bank

By	/s/ Jean-Paul Purdy

Name: Jean-Paul Purdy

Title: Director

WACHOVIA BANK,

NATIONAL ASSOCIATION,

as a Lender

By	/s/ Susan T. Gallagher

Name: Susan T. Gallagher

Title: Vice President

REGIONS BANK,

successor by merger to AmSouth Bank,

as a Lender

By	/s/ Amy Gillen

Name: Amy Gillen

Title: Senior Vice President

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BRANCH BANKING AND TRUST COMPANY,

as a Lender

By	/s/ R. Andrew Beam

Name: R. Andrew Beam

Title: Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION,

as a Lender

By

Name:

Title:

CITIBANK, N.A.,

as a Lender

By	/s/ Robert Marcus

Name: Robert Marcus

Title: Vice President

WELLS FARGO BANK, N.A.,

as a Lender

By	/s/ David Cortz

Name: David Cortz

Title: Vice President

FIFTH THIRD BANK,

an Ohio banking corporation,

as a Lender

By	/s/ John K. Perez

Name: John K. Perez

Title: Vice President

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